                                                                EXHIBIT 25

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                CHARLES A. CORRY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                             ROBERT M. HERNANDEZ

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                               NEIL A. ARMSTRONG

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                               VICTOR G. BEGHINI

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                       JEANNETTE GRASSELLI BROWN

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                               JAMES A. D. GEIER

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                  CHARLES R. LEE

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                    PAUL E. LEGO

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                    RAY MARSHALL

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                            JOHN F. MCGILLICUDDY

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                 JOHN M. RICHMAN

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                               SETH E. SCHOFIELD

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                                 THOMAS J. USHER

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf one or more registration statements on Form S-3 to be filed with the Securities and Exchange Commission as may be required for the Marathon Group Dividend Reinvestment Plan, and any and all amendments to such registration statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.

                                                              DOUGLAS C. YEARLEY